                                                                    EXHIBIT 10.4

-------------------------------------------------------------------------------


                         REGISTRATION RIGHTS AGREEMENT


                                     among


                         LHS GROUP HOLDING CORPORATION.

                      GENERAL ATLANTIC PARTNERS 23, L.P.,

                      GENERAL ATLANTIC PARTNERS 31, L.P.,

                        GAP COINVESTMENT PARTNERS, L.P.

                                      and

                         THE STOCKHOLDERS NAMED HEREIN


                             ---------------------

                             Dated:  July 15, 1996

                             ---------------------


-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----

1.   Definitions.....................................................   1

2.   General; Securities Subject to this Agreement...................   5

     (a) Grant of Rights.............................................   5
     (b) Registrable Securities......................................   5
     (c) Holders of Registrable Securities...........................   6

3.   Demand Registration.............................................   6

     (a) General.....................................................   6
     (b) Effective Demand Registration...............................   6
     (c) Underwriting Adjustment.....................................   7

4.   Incidental or "Piggyback" Registration..........................   7

     (a) General.....................................................   7
     (b) Underwriting Adjustment.....................................   7

5.   Registration Procedures.........................................   8

6.   Underwritten Offerings..........................................  11

     (a) Demand Underwritten Offerings...............................  11
     (b) Incidental Underwritten Offerings...........................  12

7.   Preparation; Reasonable Investigation...........................  12

8.   Limitations, Conditions and Qualifications to Obligations
     under Registration Covenants....................................  13

9.   Custody Agreement and Power of Attorney.........................  14

10.  Expenses........................................................  15

11.  Hold-Back.......................................................  15

                                                                      Page
                                                                      ----
12.  Indemnity.......................................................  16

     (a) Indemnification by the Company..............................  16
     (b) Indemnification by the Designated Holders...................  16
     (c) Conduct of Indemnification Proceedings......................  17
     (d) Contribution................................................  18

13.  Participation in Underwritten Registrations.....................  18

14.  Rule 144........................................................  18

15.  Recapitalizations, Exchanges, etc...............................  19

16.  Miscellaneous...................................................  19

     (a) No Inconsistent Agreements..................................  19
     (b) Remedies....................................................  19
     (c) Amendments and Waivers......................................  19
     (d) Notices.....................................................  20
     (e) Successors and Assigns; Third Party Beneficiaries...........  22
     (f) Counterparts................................................  22
     (g) Headings....................................................  22
     (h) GOVERNING LAW...............................................  22
     (i) Severability................................................  22
     (j) Entire Agreement............................................  22
     (k) Further Assurances..........................................  22

Schedule 1  Major Stockholders

                         REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated July 15, 1996 (this "Agreement"),
                                                               ---------
among LHS Group Holding Corporation, a Delaware corporation (the "Company"),
                                                                  -------
General Atlantic Partners 23, L.P., a Delaware limited partnership ("GAP 23"),
                                                                     ------
General Atlantic Partners 31, L.P., a Delaware limited partnership ("GAP 31"),
                                                                     ------
GAP Coinvestment Partners, L.P., a New York limited partnership ("GAP
                                                                  ---
Coinvestment"), and the stockholders listed on Schedule 1 hereto (the "Major
------------                                   ----------              -----
Stockholders").
------------

                                    RECITALS
                                    --------

     This Agreement is made in connection with the Stock Purchase Agreement, dated the date hereof (the "Stock Purchase Agreement"), among the Company, GAP
                            ------------------------
31 and GAP Coinvestment, pursuant to which the Company has agreed to, among other things, issue and sell to (a) GAP 31, and GAP 31 has agreed to purchase from the Company, 80,096 shares, par value $.01 per share, of Common Stock of the Company (the "Common Stock") and (b) GAP Coinvestment, and GAP Coinvestment
                  ------------
has agreed to purchase from the Company, 12,982 shares of Common Stock. On the date hereof, GAP 21 and GAP Coinvestment own all of the issued and outstanding shares, par value $.01 per share, of Series A Convertible Preferred Stock of the Company (the "Series A Preferred Stock"). Concurrently herewith, the Company,
              ------------------------
GAP 23, GAP 31, GAP Coinvestment and the Major Stockholders are entering into the Amended and Restated Stockholders Agreement (as hereinafter defined), pursuant to which the parties thereto have agreed to, among other things, amend and restate the Stockholders Agreement, dated December 22, 1995 (the "Original
                                                                      --------
Stockholders Agreement"), among the Company, GAP 23, GAP Coinvestment and the
----------------------
stockholders named therein. In order to induce (i) each of GAP 23 and the Major Stockholders to enter into the Amended and Restated Stockholders Agreement and
(ii) each of GAP 31 and GAP Coinvestment to purchase its shares of Common Stock and to enter into the Amended and Restated Stockholders Agreement, the Company has agreed to grant in this Agreement the registration rights set forth in
Section 6 of the Original Stockholders Agreement.

     In consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Definitions.  As used in this Agreement the following terms have the
          -----------
meanings indicated:

          "Affiliate" shall mean any Person who is an "affiliate" as defined in
           ---------
Rule 12b-2 of the General Rules and Regulations under the Exchange Act. GAP 23, GAP 31 and GAP Coinvestment shall be deemed to be Affiliates of one another. In addition, Affiliates of GAP 23 or GAP 31 shall be deemed to include: (a) GAP LLC, the members of GAP LLC, the limited partners of GAP 23 and the limited partners of GAP 31; (b) any Affiliate of GAP LLC, the members of GAP LLC, the limited partners of GAP 23 or the limited partners of GAP 31; and (c) any limited liability company or partnership a majority of whose members or partners, as the case may be, are members, consultants or key employees of GAP LLC.

          "Amended and Restated Stockholders Agreement" means the Amended and
           -------------------------------------------
Restated Stockholders Agreement, dated the date hereof, among the Company, GAP 23, GAP 31, GAP Coinvestment and the stockholders named therein.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

          "Claim" has the meaning set forth in Section 12(c) of this Agreement.
           -----

          "Closing Price" of the shares of Common Stock means on any date of
           -------------
determination, (a) the closing price per share of Common Stock on such date published in the Wall Street Journal or, if no such closing price on such date is published in the Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the shares of Common Stock are then listed or admitted to trading; or (b) if the shares of Common Stock are not then listed or admitted to trading on any national securities exchange but are designated as national market system securities by the NASD, the last trading price per share of Common Stock on such date; or (c) if there shall have been no trading on such date or if the shares of Common Stock are not so designated, the average of the reported closing bid and asked prices of the shares of Common Stock on such date as shown by NASDAQ and reported by any member firm of the New York Stock Exchange, Inc. selected by the Company.

          "Common Stock" means the Common Stock, par value $.01 per share, of
           ------------
the Company or any other equity securities of the Company into which such securities are converted, reclassified, reconstituted or exchanged.

          "Company" has the meaning assigned to such term in the recital to this
           -------
Agreement.

          "Custody Agreement and Power of Attorney" has the meaning set forth in
           ---------------------------------------
Section 9 of this Agreement.

          "Demand Registration" has the meaning set forth in Section 3(a) of
           -------------------
this Agreement.

          "Demand Shares" has the meaning set forth in Section 3(a) of this
           -------------
Agreement.

          "Demand Stockholder" has the meaning set forth in Section 3(a) of this
           ------------------
Agreement.

          "Designated Holder" means each of the Major Stockholders and the
           -----------------
General Atlantic Stockholders and any transferee of any of them to whom Registrable Securities have been transferred in accordance with the provisions of the Amended and Restated Stockholders Agreement and Section 16(e) of this Agreement, other than a transferee to whom such securities have been transferred pursuant to a Registration Statement or Rule 144 or Regulation S under the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder.

          "GAP Coinvestment" has the meaning assigned to such term in the
           ----------------
recital to this Agreement.

          "GAP LLC" means General Atlantic Partners, LLC, a Delaware limited
           -------
liability company and the general partner of GAP 23 and GAP 31.

          "GAP 31" has the meaning assigned to such term in the recital to this
           ------
Agreement.

          "GAP 23" has the meaning assigned to such term in the recital to this
           ------
Agreement.

          "General Atlantic Stockholders" means GAP 23, GAP 31, GAP Coinvestment
           -----------------------------
and any Permitted Transferee (as defined in the Amended and Restated Stockholders Agreement) of any of them to which Registrable Securities are transferred, and the term "General Atlantic Stockholder" shall mean any such Person.

          "Incidental Registration" has the meaning set forth in Section 4(a) of
           -----------------------
this Agreement.

          "Incidental Shares" has the meaning set forth in Section 4(a) of this
           -----------------
Agreement.

          "Incidental Stockholder" has the meaning set forth in Section 4(a) of
           ----------------------
this Agreement.

          "Indemnitee" has the meaning set forth in Section 12(a) of this
           ----------
Agreement.

          "Initial Public Offering" means the Company's initial offer to sell
           -----------------------
shares of Common Stock pursuant to an effective Registration Statement filed under the Securities Act.

          "IPO Effectiveness Date" means the date upon which the Company
           ----------------------
commences its Initial Public Offering.

          "Losses" has the meaning set forth in Section 12(a) of this Agreement.
           ------

          "Major Stockholders" means the stockholders listed on Schedule 1
           ------------------                                   ----------
hereto and any Permitted Transferee (as defined in the Amended and Restated Stockholders Agreement) of any of them to which Registrable Securities are transferred, and the term "Major Stockholder" shall mean any such Person.

          "Majority Registering Stockholders" has the meaning set forth in
           ---------------------------------
Section 10 of this Agreement.

          "Market Price" means, on any date of determination, the average of the
           ------------
daily Closing Price of the shares of Common Stock for the immediately preceding thirty (30) days on which the national securities exchanges are open for trading.

          "NASD" means the National Association of Securities Dealers, Inc.
           ----

          "NASDAQ" means The Nasdaq Stock Market, Inc.
           ------

          "Original Stockholders Agreement" has the meaning assigned such term
           -------------------------------
in the recital to this Agreement.

          "Person" means any individual, firm, corporation, partnership, limited
           ------
liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Registering Stockholders" has the meaning set forth in Section 5(c)
           ------------------------
of this Agreement.

          "Registrable Securities" means each of the following:  (a) any and all
           ----------------------
shares of Common Stock now owned or hereafter acquired by the Major Stockholders or the General Atlantic Stockholders or issued or issuable upon conversion of shares of Series A Preferred Stock, including, without limitation, any additional shares of Series A Preferred Stock acquired by any of the Major Stockholders or the General Atlantic Stockholders after the date hereof and (b) any shares of Common Stock issued or issuable to any of the Major Stockholders or the General Atlantic Stockholders with respect to shares of Common Stock or shares of Series A Preferred Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and shares of Common Stock issuable upon conversion, exercise or exchange thereof.

          "Registration Statement" means a registration statement filed pursuant
           ----------------------
to the Securities Act.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations promulgated thereunder.

          "Series A Preferred Stock" has the meaning assigned to such term in
           ------------------------
the recital to this Agreement.

          "Stock Purchase Agreement" has the meaning assigned to such term in
           ------------------------
the recital to this Agreement.

     2.   General; Securities Subject to this Agreement.
          ---------------------------------------------

          (a) Grant of Rights.  The Company hereby grants registration rights to
              ---------------
the Major Stockholders and the General Atlantic Stockholders upon the terms and conditions set forth in this Agreement.

          (b) Registrable Securities.  For the purposes of this Agreement, as to
              ----------------------
any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective registration statement, (ii) the entire amount of Registrable Securities proposed to be sold in a single sale are or, in the opinion of counsel satisfactory to the Company and the Designated Holder, each in their reasonable judgment, may be distributed to the public without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act, (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement or (iv) such Registrable Securities shall have ceased to be outstanding.

          (c) Holders of Registrable Securities.  Registrable Securities
              ---------------------------------
issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

     3.   Demand Registration.
          -------------------

          (a) General.  At any time after 180 days following the Initial Public
              -------
Offering, each of (i) one or more of the Major Stockholders as a group and (ii) one or more of the General Atlantic Stockholders, acting through GAP LLC or its written designee (each, a "Demand Stockholder"), may make a written request to
                           ------------------
the Company to register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4, S-8 or any equivalent form then in effect) and under the securities or "blue sky" laws of any jurisdiction designated by the Demand Stockholder (the "Demand Registration"), the number of Registrable
                             -------------------
Securities (including the Registrable Securities held by Permitted Transferees of such Demand Stockholder, the "Demand Shares") stated in such request the
                                 -------------
offer and sale of which shall result in net proceeds (after expenses and underwriting commissions and discounts) to the Company in excess of $10,000,000 assuming for the purpose of calculating such net proceeds that the price per share of the Demand Shares is the Market Price on the date of the filing of the Registration Statement with respect to such Demand Shares; provided, however,
                                                           --------  -------
that each Demand Stockholder may request not greater than two Demand Registrations pursuant to this Section 3(a); and provided further, that in no
                                                 -------- -------
event shall the Company be required to effect more than one Demand Registration within 180 days after the effective date of any other Registration Statement of the Company. The request for a Demand Registration by a Demand Stockholder shall specify the amount of Demand Shares proposed to be sold and the intended method of disposition thereof. Within fifteen (15) days after the receipt of such request, the Company shall (x) give written notice thereof to all Designated Holders (other than the Demand Stockholders) and (y) include in such registration all Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within fifteen (15) days of the receipt by such Designated Holders of such written notice. Each such request by such Designated Holders shall specify the number of Registrable Securities to be registered and the intended method of disposition thereof. Unless the Demand Stockholders consent in writing, no other Person, including the Company, shall be permitted to offer securities under any such Demand Registration.

          (b) Effective Demand Registration.  The Company shall use its
              -----------------------------
reasonable efforts to cause the Demand Registration pursuant to Section 3(a) to become and remain effective not later than one hundred twenty (120) days after the Company receives from a Demand Stockholder a request for such Demand Registration. A registration shall constitute a Demand Registration if the Demand Registration has become effective and remains continuously effective for the lesser of (a) 120 days and (b) the consummation of the sale, pursuant to such registration, of all of the Registrable Securities covered by such registration.

          (c) Underwriting Adjustment.  If the Demand Registration pursuant to
              -----------------------
Section 3(a) involves an underwritten offering, and the managing underwriter shall advise the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number of Registrable Securities which the Company is so advised can be sold in such offering, (a) first, the Demand Shares
                                                        -----
and (b) second, all other Registrable Securities proposed to be included in such
        ------
registration, on a pro rata basis.

     4.   Incidental or "Piggyback" Registration.
          --------------------------------------

          (a) General.  If at any time following the Company's Initial Public
              -------
Offering, the Company proposes to register any shares of Common Stock under the Securities Act (other than pursuant to a Registration Statement on Form S-4, S-8 or any equivalent form then in effect) for public sale for its own account, then the Company shall give to each Major Stockholder and each General Atlantic Stockholder (each, an "Incidental Stockholder") notice of such proposed
                       ----------------------
registration at least fifteen (15) days prior to the filing of a Registration Statement with respect to such public sale. Upon the written request of any Incidental Stockholder delivered to the Company within ten (10) days after the receipt of the notice from the Company (which request shall state the number of Registrable Securities, including Registrable Securities held by Permitted Transferees of such Incidental Stockholder (collectively, the "Incidental
                                                               ----------
Shares"), that such Incidental Stockholder wishes to sell or distribute publicly
------
under such Registration Statement proposed to be filed by the Company), the Company shall use its reasonable efforts to register such Incidental Shares under such Registration Statement, and to cause such registration to become and remain effective so long as the Company keeps such registration effective as to such other shares of Common Stock (the "Incidental Registration"). The Company
                                        -----------------------
may wish not to file a Registration Statement, may withdraw a Registration Statement at any time before it becomes effective or postpone or terminate the offering without obligation to any Incidental Stockholder.

          (b) Underwriting Adjustment.  If the Incidental Registration pursuant
              -----------------------
to Section 4(a) involves an underwritten offering, and the Company's managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested to be included in such registration exceeds the number which can be sold in such offering in light of the price per share, the Company shall include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (a) first, shares of Common Stock that the Company proposes to issue
              -----
and sell for its own account, if any, and (b) second, all other Registrable
                                              ------
Securities (including Incidental Shares) proposed to be included in such registration, on a pro rata basis.

     5.   Registration Procedures.  In connection with the Company's obligations
          -----------------------
pursuant to Sections 3 and 4 hereof, the Company shall use all reasonable efforts to effect such registration and the Company shall promptly:

          (a) prepare and file with the Commission as soon as practicable after a request for registration hereunder the requisite Registration Statement to effect such registration and use all reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective until the earlier to occur of (x) 180 days following the date on which such Registration Statement is declared effective and (y) the termination of the offering being made thereunder:

          (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such Registrable Securities have been sold or such lesser period of time as the Company, any seller of such Registrable Securities or any underwriter is required under the Securities Act to deliver a prospectus in accordance with the intended methods of disposition by the sellers of such Shares set forth in such Registration Statement or supplement to such prospectus;

          (c) furnish to each Designated Holder that owns Registrable Securities covered by such Registration Statement (the "Registering Stockholders") and the
                                            -------------------------
managing underwriter, if any, prior to the filing of a Registration Statement, copies of such Registration Statement as is proposed to be filed, and thereafter such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, as may reasonably be requested by such Registering Stockholder;

          (d) use all reasonable efforts to (i) register or qualify all Registrable Securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdiction where an exemption is not available as the Registering Stockholders shall reasonably request, (ii) keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (iii) take any other action which may be reasonably necessary or advisable to enable the Registering Stockholders to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required to qualify generally
--------  -------
to do business in any jurisdiction where it is not then so qualified, subject itself to taxation in any such jurisdiction or take any action which would subject it to general service of process in any such jurisdiction;

          (e) notify the Registering Stockholders, the managing underwriter, if any, and their respective counsels promptly, and confirm such advice in writing
(i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event or information becoming known which requires the making of any changes in a Registration Statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

          (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification of any of the registered Shares for sale in any jurisdiction, at the earliest possible moment;

          (g) upon the occurrence of any event contemplated by clause (e)(v) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or related prospectus or and document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the securities being sold thereunder, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (h) use its best efforts to furnish to the Registering Stockholders a signed counterpart, addressed to the Registering Stockholders and the underwriters, if any of (i) an opinion of counsel for the Company and (ii) a "comfort" letter, signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and, in the case of the accountant's letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the accountant's letter, such other financial matters, and in the case of the legal opinion, such other legal matters, as the Registering Stockholders or the underwriters may reasonably request;

          (i) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to the Registering Stockholders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, no later than ninety
(90) days after the end of any 12-month period beginning after the effective date of a Registration Statement pursuant to which the Shares are sold, which statement shall cover such 12-month period;

          (j) cooperate with the Registering Stockholders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold; and enable such Registrable Securities to be in such denominations and registered in such names as the Registering Stockholders or the managing underwriters, if any, may request at least two Business Days prior to any sale of the Registrable Securities to the underwriters;

          (k) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Registering Stockholder(s) or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          (l) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange, if any, on which securities of such class, series and form issued by the Company, if any, are then listed if requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities covered by the Registration Statement and entitled hereunder to be so listed;

          (m) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD);

          (n) as soon as practicable prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to the Registering Stockholders and to the managing underwriters, if any, and make the Company's representatives available for discussion of such document and consider in good faith making such changes in such document prior to the filing thereof as counsel for such Registering Stockholders or underwriters may reasonably request; and

          (o) use its reasonable efforts to take any other steps necessary to effect the registration contemplated by Sections 3 and 4.

          The Company may require that each Registering Stockholder furnish to the Company such information regarding such Registering Stockholder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act.

          The Registering Stockholders agree that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(e)(ii), (iii), (iv), (v) or (vi) hereof, they will forthwith discontinue disposition pursuant to such Registration Statement of any Registrable Securities covered by such Registration Statement or prospectus until their receipt of the copies of the supplemented or amended prospectus relating to such Registration Statement or prospectus or until they are advised in writing by the Company that the use of the applicable prospectus may be resumed (and the Company shall extend the period during which such Registration Statement shall be maintained effective so that the period of such discontinuance shall be excluded from the calculation of the period specified in clause (x) of Section 5(a)) and, if so directed by the Company, will deliver to the Company (at the

Company's expense), all copies, other than permanent file copies then in their possession, of the prospectus covering such Registrable Securities in effect at the time of receipt of such notice. The Registering Stockholders agree to furnish the Company a signed counterpart, addressed to the Company and the underwriters, if any, of an opinion of counsel for the Registering Stockholders covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) as are customarily covered in opinions of selling stockholder's counsel delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions are customarily dated) and such other legal matters as the Company or the underwriters may reasonably request.

     6.   Underwritten Offerings.
          ----------------------

          (a) Demand Underwritten Offerings.  In any Demand Registration
              -----------------------------
pursuant to Section 3, the Company shall use its best efforts to enter into an underwriting agreement for such offering with the underwriters selected by the Demand Stockholder (which underwriters shall be investment banking firms of national reputation), such underwriters to be reasonably satisfactory to the Company and such agreement to be reasonably satisfactory in form and substance to the Company, the Demand Stockholder and the underwriters and to contain such representations and warranties by the Company and such other terms as are customary in underwriting agreements. The Registering Stockholders who hold Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of them and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to their obligations. The Company may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Registering Stockholders to and for the benefit of such underwriters shall also be made to and for the benefit of the Company with due regard to the amount of Registrable Securities being sold by such Registering Stockholder and the nature of such representations, warranties and agreements and the underwriting.


          (b) Incidental Underwritten Offerings.  If the Company at any time
              ---------------------------------
proposes to register any shares of Common Stock as contemplated by Section 4 and such shares of Common Stock are to be distributed by or through one or more underwriters, the Company and the Registering Stockholders who hold shares of Common Stock to be distributed by such underwriters in accordance with Section 4 hereof shall be parties to the underwriting agreement between the Company and such underwriters (which underwriters shall be investment banking firms of national reputation and the same underwriters, if any, who underwrite the distribution of the shares of Common Stock for the account of the Company and/or Persons whose shares of Common Stock are covered by such Registration Statement) and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of them and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to their obligations. The Company may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Registering Stockholders to and for the benefit of such underwriters shall also be made to and for the benefit of the Company with due regard to the amount of Registrable Securities being sold by such Registering Stockholder and the nature of such representations, warranties and agreements and the underwriting.

     7.   Preparation; Reasonable Investigation.  In connection with the
          -------------------------------------
preparation and filing of each Registration Statement pursuant to this Agreement, the Company shall (a) provide the Registering Stockholders, the underwriters and their respective counsels and accountants the opportunity (but such Persons shall not have the obligation) to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and shall give each of them such access to its books and records (to the extent customarily given to the underwriters of the Company's securities),
(b) keep such counsel advised in writing as to the initiation and progress of any registration under Sections 3 and 4 and (c) provide such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of the Registering Stockholders' and the underwriters' respective outside counsel, to conduct a reasonable investigation within the meaning of the Securities Act, including, without limitation, making available for inspection all financial and other records, pertinent corporate documents of the Company and the Subsidiaries to the extent reasonably necessary to enable the Registering Stockholders, the underwriters and their respective counsel and accountants to conduct such investigation.

     8.   Limitations, Conditions and Qualifications to Obligations under
          ---------------------------------------------------------------
Registration Covenants.  The obligations of the Company use its reasonable
----------------------
efforts to cause the Registrable Securities to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

          (a) The Company shall be entitled to postpone for a reasonable period of time the filing or effectiveness of, or suspend the rights of Registering Stockholders to make sales pursuant to, any Registration Statement otherwise required to be prepared, filed and made and kept effective by it hereunder (but the duration of such postponement or suspension may not exceed the earlier to occur of (i) fifteen (15) days after the cessation of the circumstances described in clauses (x) and (y) below and (ii) 120 days after the date of the determination of the Board of Directors referred to below, and the duration of such postponement or suspension shall be excluded from the calculation of the period specified in clause (x) of Section 5(a) during which such Registration Statement shall be maintained effective) if the Board of Directors determines in good faith that (x) there is a material undisclosed development in the business or affairs of the Company (including any pending or proposed financing, recapitalization, acquisition or disposition), the disclosure of which at such time could be materially adverse to the Company's interests or (y) the Company has filed a Registration Statement with the Commission, such Registration Statement has not yet been declared effective, the Company is using its best efforts to have such Registration Statement declared effective and the underwriters with respect to such registration advise that such registration would be materially adversely affected; provided, however, that the Company
                                        --------  -------
shall not be entitled to cause any such suspension or postponement pursuant to this Section 8(a) more than twice in any one-year period. If the Company shall so delay the filing of a Registration Statement, it shall, as promptly as possible, notify the Registering Stockholders of such determination, and the Registering Stockholders shall have the right (A) in the case of a postponement of the filing or effectiveness of a Registration Statement, to withdraw the request for registration by giving written notice to the Company within ten (10) days after receipt of the Company's notice or (B) in the case of a suspension of the right to make sales, to receive an extension of the registration period equal to the number of days of the suspension; provided, however, that if the
                                               --------  -------
Registration Statement described in subsection (A) of this sentence was filed by the Company after a request for a Demand Registration pursuant to Section 3, then such request shall not count as a Demand Registration under Section 3 if such Requesting Stockholder withdraws such request in accordance with subsection
(A) of this sentence.

          (b) The Company shall not be required hereby to include Registrable Securities in a Registration Statement if, in the written opinion of outside counsel to the Company of recognized standing in securities law matters, the beneficial owners of such Registrable Securities seeking registration would be free to sell all of such Registrable Securities within the current calendar quarter without registration under Rule 144.

          (c) The Company's obligations shall be subject to the obligations of the Registering Stockholders, which the Registering Stockholders acknowledge, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the Commission and to obtain any acceleration of the effective date of such Registration Statement.

          (d) The Company shall not be obligated to cause any special audit to be undertaken in connection with any registration pursuant hereto unless such audit is requested by the underwriters with respect to such registration.

     9.   Custody Agreement and Power of Attorney.  Each of the Demand
          ---------------------------------------
Stockholders and the Incidental Stockholders shall, if requested by the Company, execute and deliver a custody agreement and power of attorney, in form and substance reasonably satisfactory to the Company relating to such Designated Holder's Registrable Securities to be registered pursuant to this Agreement (a "Custody Agreement and Power of Attorney"). The Custody Agreement and Power of
----------------------------------------
Attorney shall provide, among other things, that the Demand Stockholders and the Incidental Stockholders, as the case may be, shall deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such Registrable Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock power in blank) and irrevocably appoint said custodian and attorney-in-fact as such Designated Holder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Designated Holder's behalf with respect to the matters specified therein. Such Demand Stockholder or Incidental Stockholder, as the case may be, shall also execute such other agreements as the Company may reasonably request to further evidence the provisions of this Section 9.

     10.  Expenses.  The Company shall pay all reasonable out-of pocket costs
          --------
and expenses incurred in connection with each registration of Registrable Securities pursuant to this Agreement, including, without limitation, (a) the reasonable fees and disbursements of a single firm of outside counsel retained by the Registering Stockholders which beneficially own a majority of the total number of Registrable Securities being registered by the Registering Stockholders (the "Majority Registering Stockholders"), (b) any and all filing
                   ---------------------------------
fees payable to the Commission, fees with respect to filings required to be made with stock exchanges, NASDAQ and the NASD, (c) fees and expenses of compliance with state securities or blue sky laws (including reasonable fees and disbursements of a single firm of outside counsel for each of (i) the underwriters and (ii) the Majority Registering Stockholders in connection with blue sky qualifications of Shares being registered and determination of its eligibility for investment under the laws of such jurisdictions as the Registering Stockholders may designate), (d) printing, messenger and delivery expenses, and (e) fees, charges and disbursements of counsel and accountants of the Company, including costs associated with comfort letters, and fees and expenses of other Persons retained by the Company, but excluding underwriters' expenses (including discounts, commissions or fees (and expenses included therein) of underwriters and selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the securities being registered or legal expenses of any Person other than the Company and the Registering Stockholders) but including the fees and expenses of any qualified independent underwriter required to participate in such registration pursuant to applicable law or the requirements of the NASD. The Company shall, in any event in all cases, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), and the expense of securities law liability insurance and rating agency fees, if any.

     11.  Hold-Back.
          ---------

          (a) Each Designated Holder of Registrable Securities included in a Registration Statement hereunder agrees not to effect any public sale or distribution of Registrable Securities up to thirty (30) days prior to, and up to 180 days following, the effective date of such Registration Statement, if and to the extent requested by the Company or by the managing underwriter or underwriters of such registration.

          (b) The Company agrees not to effect any public sale or distribution of any of its securities for its own account (except pursuant to registrations on Form S-4 or S-8 or any equivalent form then in effect) during the ninety (90) day period beginning on the effective date of any Registration Statement in which the General Atlantic Stockholders are participating as a result of a Demand Registration pursuant to Section 3 hereof.

     12.  Indemnity.
          ---------

          (a) Indemnification by the Company.  In the case of any registration
              ------------------------------
of Registrable Securities pursuant to this Agreement, the Company will indemnify and hold harmless each Designated Holder under Sections 3 and 4 hereof (each referred to individually as an "Indemnitee"), and any Person who controls such
                                ----------
Indemnitee or underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages, liabilities and expenses (collectively, "Losses") resulting from any untrue statement or allegedly untrue
                ------
statement of a material fact contained in any Registration Statement, preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading, except insofar as the same (i) may have been based upon information concerning such Indemnitee furnished in writing to the Company by such Indemnitee or such underwriter expressly for use therein and used in accordance with such writing, (ii) may have been based upon the failure of the underwriter to send or give a copy of the final prospectus (or any amendment or supplement thereto) to the Person asserting the untrue statement or omission or alleged omission at or prior to the sale of the Registrable Securities to such Person if such statement was corrected in the final prospectus or (iii) arise in respect of any offers to sell or sales of Demand Shares or Incidental Shares, as the case may be, made during any period when such Indemnitee is required to discontinue sales under Section 5(e) after such Indemnitee has received the notice contemplated by Section 5(e).

          (b) Indemnification by the Designated Holders.  Each Indemnitee, by
              -----------------------------------------
acceptance of the provisions herein, agrees to furnish to the Company such information concerning such Indemnitee and the proposed sale or distribution as shall, in the opinion of counsel for the Company, be necessary in connection with any such registration or qualification of any Demand Shares or Incidental Shares, and to indemnify and hold harmless the Company, its officers, directors, employees and agents and each of its underwriters (and any Person who controls the Company or such underwriters within the meaning of Section 15 of the Securities Act) against all Losses resulting from any untrue statement or allegedly untrue statement of a material fact furnished in writing by such Indemnitee to the Company or to any underwriter of Registrable Securities sold by such Indemnitee, expressly for use in connection with such registration or qualification and used in accordance with such writing and from any omission therefrom or alleged omission therefrom of a material fact needed to be furnished or necessary to make the statements therein (in light of the circumstances under which they were made) not misleading, except insofar as the same may have been based on information furnished in writing to the Company by such Indemnitee or to such underwriter expressly for use therein and used in accordance with such writing, but not insofar as the same may have been based on the failure of the underwriter to send or give a copy of the final prospectus (or any amendment or supplement thereto) to the Person asserting the untrue statement or omission or alleged omission at or prior to the sale of the Shares to such person if such statement was corrected in the final prospectus; provided, however, that in no event shall the total amount to be indemnified by
--------  -------
such Indemnitee under this Section 12(b) be greater than the net proceeds actually received by such Indemnitee upon the sale of the Demand Shares or the Incidental Shares, as the case may be, giving rise to the indemnification obligation.

          (c) Conduct of Indemnification Proceedings.  Any Indemnitee entitled
              --------------------------------------
to indemnification hereunder shall give prompt notice to the indemnifying party of any action, suit, proceeding, investigation or threat thereof (each, a "Claim") with respect to which such Indemnitee shall seek indemnification and
 -----
shall permit such indemnifying party to assume the defense of such Claim with counsel reasonably satisfactory to the Indemnitee; provided, however, that the
                                                   --------  -------
failure to so notify the indemnifying party shall not relieve the indemnifying party of any liability that it may have to the Indemnitee hereunder except to the extent that such failure prejudices the indemnifying party's substantive rights or defenses. The indemnifying party shall be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such Claim, at its own expense, with counsel chosen by it and satisfactory to such Indemnitee; provided,
                                                               --------
however, that any Person entitled to indemnification hereunder shall have the
-------
right to employ separate counsel and to participate in the defense of such Claim, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless (i) the indemnifying party shall have agreed to pay such fees or expenses, (ii) the indemnifying party shall have failed to assume the defense of such Claim and employ counsel reasonably satisfactory to such Person or (iii) in the opinion of outside counsel to such Person, there may be one or more legal defenses available to such Person which are different from or in addition to those available to the indemnifying party with respect to such Claim (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such Claim on behalf of such Person). If such defense is not assumed by the indemnifying party, then the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). No Indemnitee shall be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a written release in form and substance reasonably satisfactory to such Indemnitee from all liability in respect of such Claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a Claim shall not be obligated to pay the fees and expenses of more than one firm of counsel (and, if necessary, local counsel) for all Indemnities with respect to such Claim, unless in the written opinion of outside counsel to an Indemnitee a conflict of interest as to the subject matter exists between such Indemnitee and another

Indemnitee with respect to such Claim, in event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel for such Indemnitee.

          (d) Contribution.  If for any reason the indemnification provided for
              ------------
in this Section 12 is unavailable to an Indemnitee in respect of any Loss as contemplated hereby, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnitee and the indemnifying party, but also the relative fault of the Indemnitee and the indemnifying party, as well as any other relevant equitable considerations; provided, however, that in no event shall the total amount to be
                --------  -------
contributed and indemnified by such Indemnitee exceed, in the aggregate, the net proceeds received by such Registering Stockholder upon the sale of the Demand Shares or the Incidental Shares, as the case may be, giving rise to such indemnification and contribution obligation. The amount paid or payable as a result of such Loss referred to above shall be deemed to include, subject to the limitations set forth in subsections (a), (b) and (c) of this Section 12, any legal or other fees, charges or expenses reasonably incurred by such party in connection with in any investigation or proceeding.

     13.  Participation in Underwritten Registrations.  No Designated Holder may
          -------------------------------------------
participate in any underwritten registration hereunder unless (a) such Designated Holder agrees to sell its Registrable Securities on the basis provided in and in compliance with any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and to comply with Rules 10b-6 and l0b-7 under the Exchange Act and (b) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that all such
                                                   --------
documents shall be consistent with the provisions hereof.

     14.  Rule 144.  The Company hereby covenants that after it has filed (and
          --------
such Registration Statement has become effective) a Registration Statement pursuant to the requirements of Section 12 of the Exchange Act or a Registration Statement pursuant to the requirements of the Securities Act in respect of any Shares, the Company shall file in a timely manner all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it shall, upon the request of any Stockholder make publicly available other information so long as necessary to permit sales by such Stockholder under Rule 144) and shall take such further action as any Stockholder may reasonably request to the extent required from time to time to enable such Stockholder to sell its or his Shares under Rule 144.

     15.  Recapitalizations, Exchanges, etc.  The provisions of this Agreement
          ---------------------------------
shall apply, to the full extent set forth herein with respect to (a) the shares of Common Stock and (b) to any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

     16.  Miscellaneous.
          -------------

          (a) No Inconsistent Agreements.  The Company shall not enter into any
              --------------------------
agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement.

          (b) Remedies.  The Designated Holders, in addition to being entitled
              --------
to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

          (c)  Amendments and Waivers.
               ----------------------

               (i) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the parties hereto at law, in equity or otherwise.

               (ii) Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by any party from the terms of any provision of this Agreement, shall be effective (x) only if it is made or given in writing and signed by the Designated Holders holding (after giving effect to any adjustments) 60% of the shares of Common Stock (assuming conversion, exercise or exchange of all securities or obligations convertible, exerciseable or exchangeable for shares of Common Stock) and (y) only in the specific instance and for the specific purpose for which made or given; provided, however, that
                                                      --------  -------
any such amendment, supplement or modification to this Agreement shall not be effective to withdraw, deny or adversely affect the rights of any Designated Holders who has not consented in writing to such amendment, supplement or modification; and provided further, that any amendment which adversely affects the Company or imposes an additional obligation thereon must be approved in writing by the Company.

          (d) Notices.  All notices, demands and other communications provided
              -------
for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

              (i)   if to the Company:

                    LHS Group Holding Corporation
                    115 West Perimeter Center Place
                    Atlanta, Georgia 30346
                    Attention: Hartmut Lademacher
                    Telecopy: (770) 671-9791

                    with a copy to:

                    Simpson Thacher & Bartlett
                    425 Lexington Avenue
                    New York, New York 10017
                    Attention: George R. Krouse, Jr., Esq.
                    Telecopy: (212) 455-2505


              (ii)  if to the General Atlantic Stockholders:

                    c/o General Atlantic Service Corporation
                    3 Pickwick Plaza
                    Greenwich, Connecticut 06830
                    Attention:  Stephen P. Reynolds
                    Telecopy:  (203) 622-8818

                    with a copy to:

                    Paul, Weiss, Rifkind, Wharton & Garrison
                    1285 Avenue of the Americas
                    New York, New York 10019-6064
                    Attention:  Matthew Nimetz, Esq.
                    Telecopy:  (212) 757-3990

              (iii) if to the Major Stockholders:

                    c/o LHS Group Holding Corporation
                    115 West Perimeter Center Place
                    Atlanta, Georgia 30346
                    Attention:  Hartmut Lademacher
                    Telecopy:  (770) 671-9791
                    with a copy to:

                    LHS Specifications KG
                    Theodor-Heuss-Ring 52
                    D 63128 Dietzenbach
                    Federal Republic of Germany
                    Attention:  Otto Wipprecht
                    Telecopy:  6074-831-199

                    and

                    Simpson Thacher & Bartlett
                    425 Lexington Avenue
                    New York, New York 10017
                    Attention:  George R. Krouse, Jr., Esq.
                    Telecopy:  (212) 455-2502

              (iv) if to any other Designated Holder, at its address as it appears on the record books of the Company.

     All such notices and communications shall be deemed to have been duly given when delivered by had, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

          (e) Successors and Assigns; Third Party Beneficiaries.  This Agreement
              -------------------------------------------------
shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

          (i) Severability.  If any one or more of the provisions contained
              ------------
herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired.

          (j) Entire Agreement.  This Agreement is intended by the parties as a
              ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and in the Stock Purchase Agreement and the Amended and Restated Stockholders Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (k) Further Assurances.  Each of the parties shall execute such
              ------------------
documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.


                                       LHS GROUP HOLDING CORPORATION


                                       By:  /s/ Hartmut Lademacher
                                            ----------------------
                                            Name:  Hartmut Lademacher
                                            Title:     CEO



                                       GENERAL ATLANTIC PARTNERS 23, L.P.

                                       By: GENERAL ATLANTIC PARTNERS, LLC,
                                           Its General Partner


                                       By:  /s/ Stephen P. Reynolds
                                            -----------------------
                                            Name:  Stephen P. Reynolds
                                            Title:  A Managing Member


                                       GENERAL ATLANTIC PARTNERS 31, L.P.

                                       By: GENERAL ATLANTIC PARTNERS, LLC
                                           Its General Partner


                                       By:  /s/ Stephen P. Reynolds
                                            -----------------------
                                            Name:  Stephen P. Reynolds
                                            Title:  A Managing Member


                                       GAP COINVESTMENT PARTNERS, L.P.


                                       By: /s/ Stephen P. Reynolds
                                           -----------------------
                                           Name:  Stephen P. Reynolds
                                           Title:  A General Partner

                                       MAJOR STOCKHOLDERS



                                       /s/ Joachim Hertel
                                       ------------------
                                       Joachim Hertel


                                       /s/ Hartmut Lademacher
                                       ----------------------
                                       Hartmut Lademacher


                                       /s/ Manfred Hellwig
                                       -------------------
                                       Manfred Hellwig


                                       /s/ Rainer Zimmerman
                                       --------------------
                                       Rainer Zimmerman


                                       /s/ Eberhard Czempiel
                                       ---------------------
                                       Eberhard Czempiel


                                       /s/ Otto Wipprecht
                                       ------------------
                                       Otto Wipprecht


                                       /s/ Jurgen Spengler
                                       -------------------
                                       Jurgen Spengler


                                       /s/ William Bobb
                                       ----------------
                                       William Bobb


                                       /s/ Wolf Gaede
                                       --------------
                                       Wolf Gaede

                                                                      Schedule 1
                                                                      ----------

                              Major Stockholders
                              ------------------

Joachim Hertel
Hartmut Lademacher
Manfred Hellwig
Rainer Zimmerman
Eberhard Czempiel
Otto Wipprecht
Jurgen Spengler
William Bobb
Wolf Gaede